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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 18, 2004, in the Registration Statement
(Form S-1 No. 333-120615) and related Prospectus of Unica Corporation for the registration of shares of its common stock.



                                       /s/ Ernst & Young LLP



Boston, Massachusetts
January 11, 2005